UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2006

Oakley, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-13848	95-3194947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Icon, Foothill Ranch, California	92610
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (949) 951-0991

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 20, 2006, Oakley, Inc. issued a press release announcing information regarding its financial results for the quarter ended June 30, 2006. The company will hold a conference call at approximately 1:30 p.m., Pacific Daylight Time, on July 20, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K.

This information and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report filed on Form 8-K is not incorporated by reference into any filings of Oakley made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report filed on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01. Financial Statements and Exhibits.

Press Release of Oakley, Inc. dated July 20, 2006
OAKLEY'S SECOND QUARTER EARNINGS PER SHARE, EXCLUDING PREVIOUSLY ANNOUNCED RESTRUCTURING CHARGES, EXCEED ANALYSTS' CONSENSUS ESTIMATE

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakley, Inc. (Registrant)
July 20, 2006 (Date)	/s/ RICHARD SHIELDS Richard Shields Chief Financial Officer

Exhibit Index
99.1	Press release dated July 20, 2006